Exhibit 10.81

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 5
to
Purchase Agreement No. 03735
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 5 (SA-5), entered into as of August 8 , 2016 (SA-5 Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Washington state (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;
WHEREAS, Customer and Boeing desire to add Letter Agreement AAL-PA-03735-LA-1600852 entitled “[****]”;
WHEREAS, Customer and Boeing desire to add Letter Agreement AAL-PA-03735-LA-1603773 entitled “[****]”; and

PA 03735	SA-5, Page 1
BOEING PROPRIETARY

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1	Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-4 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-5 in the footer to reflect changes made to the Purchase Agreement by this SA-5. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2	Letter Agreement.
4.1 Letter Agreement No. AAL-PA-03735-LA1600852 entitled “[****]” is hereby incorporated into the Purchase Agreement (New Letter Agreement 1600852).
4.2 Letter Agreement No. AAL-PA-03735-LA-1603773 entitled “[****]” is hereby incorporated into the Purchase Agreement (New Letter Agreement 1603773).

3	Miscellaneous.
3.1 The Purchase Agreement is amended as set forth above, by the revised Table of Contents, the New Letter Agreement 1600852, and the New Letter Agreement 1603773. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
[This space intentionally left blank]

PA 03735	SA-5, Page 2
BOEING PROPRIETARY

AGREED AND ACCEPTED this

August 8, 2016
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President and Treasurer
Title	Title

PA 03735	SA-5, Page 3
BOEING PROPRIETARY

TABLE OF CONTENTS
SA NUMBER
ARTICLES

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality

TABLE

1R2.	Aircraft Information Table	4

EXHIBITS

A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS

AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]

LETTER AGREEMENTS

LA-1106648	Special Matters
LA-1106649	[****]
LA-1106650R2	[****]	3
LA-1106651	[****]
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
LA-1106655	Open Matters – 737 MAX
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R1	[****]	1
LA-1106660	Spare Parts Initial Provisioning

TABLE OF CONTENTS, Page 1 of 2	SA-5
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

		SA NUMBER
LETTER AGREEMENTS, continued

LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668	[****]
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[****]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	[****]
LA-1600073	[****]	4

LA-1600852	[****]	5
LA-1603773	[****]	5

* -	This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

TABLE OF CONTENTS, Page 2 of 2	SA-5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1600852
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[****]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used in but not otherwise defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer has [****] that Boeing [****] in the Aircraft certain [****] which is more fully described in the options listed in Attachment A to this Letter Agreement (collectively referred to as [****]) in accordance with the terms and conditions of this Letter Agreement. [****] that is identified in the Detail Specification for the Aircraft is [****] that Boeing is [****] in accordance with Section 2 below, but is otherwise [****] for purposes of the Purchase Agreement.
The [****] during the [****] and manufacture of the Aircraft to [****] at the time of delivery of the Aircraft. To achieve this, Boeing and Customer will [****] in a manner consistent with (i) the terms and conditions [****]; and (ii) [****].

1.	Customer Responsibilities.
1.1 [****]. Customer has [****].
1.2 [****]. Customer will provide [****].
1.3 [****]. Customer will [****]. Such [****]:
1.3.1 specify [****];
1.3.2 specify that [****];
1.3.3 specify the [****];
1.3.4 require [****]; and
1.3.5 require [****].

AAL-PA-03735-LA-1600852 [****]	LA Page 1
BOEING PROPRIETARY

2.	Boeing Responsibilities.
2.1 Boeing shall:
2.1.1 perform the [****] described in Attachment B to this Letter Agreement;
2.1.2 assist [****];
2.1.3 approve the [****];
2.1.4 place, [****] and which shall also include a statement that [****]; additionally the [****];
2.1.5 notify Customer as soon as possible [****];
2.1.6 manage all [****];
2.1.7 coordinate [****];
2.1.8 provide Aircraft [****];
2.1.9 ensure that the [****];
2.1.10 [****] in the Aircraft, in accordance with the terms and conditions of the Purchase Agreement (including, without limitation, the [****]) the [****] identified in Section 3.1 of this Letter Agreement;
2.1.11 ensure that at the time of Aircraft delivery, the [****] referenced in Attachment A to this Letter Agreement;
2.1.12 if necessary, and upon request of Customer, use commercially [****] to assist Customer in causing [****] under the [****] with the objective of delivery of the Aircraft on the delivery date (that is scheduled in accordance with Section 6.1 of the AGTA) with [****] in the Aircraft and certified by the FAA; and
2.1.13 prior to delivery of the applicable Aircraft, obtain [****] of the Aircraft with [****], including the [****] identified in Section 3.1 of this Letter Agreement.

3.	[****]. [****] may contain [****] of the following two (2) types:
3.1 [****]. The [****] required to [****] on the Aircraft is the [****] and is part of the [****].
3.2 Customer’s [****]. The [****] to the Aircraft [****] and is not part of the [****].
3.2.1 As between Customer and Boeing, Customer is solely responsible for specifying the [****] and ensuring that Customer’s [****] meets such [****]. Customer and the [****] Customer’s [****] will have total responsibility for the [****] of any of Customer’s [****].

AAL-PA-03735-LA-1600852 [****]	LA Page 2
BOEING PROPRIETARY

3.2.2 The [****] of any Customer’s [****] or the lack of any [****] will not be a valid condition for Customer’s [****] at the time of Aircraft delivery.
3.2.3 Boeing has no [****] to support Customer’s [****]. Boeing will only [****] if in Boeing’s reasonable opinion such [****] is necessary to [****] on the Aircraft.
3.2.4 Boeing shall not be responsible for [****] for Customer’s [****].

4.	Changes.
4.1 Customer and [****] may change the [****] of Boeing. Customer may [****] at any time, and Boeing shall [****] in a timely manner. Any [****] that Boeing gives to a [****] shall be subject to [****] through Boeing’s [****] of the Purchase Agreement.
4.2 Boeing and Customer recognize that the [****] nature of the [****] in order to ensure (i) [****] with the Aircraft and all [****], and (ii) [****] of the Aircraft with the [****] therein. In such event, Boeing will notify Customer and [****]. If, within [****] as may be mutually agreed in writing) after such notification, (i) Customer and Boeing [****] or [****] and (ii) so long as Boeing has [****] with Customer to [****], then any [****] in delivery of the Aircraft will be [****] and [****]. The [****] of any mutually agreed [****] may result in Boeing [****] contained in Attachment A to this Letter Agreement.
4.3 Boeing’s [****] of the Aircraft as it relates to [****] as described in the options listed in Attachment A to this Letter Agreement, as such Attachment A may be amended from time to time.

5.	[****].
5.1 Boeing and Customer agree to follow the sequential steps identified in this Section 5 to [****]:
5.1.1 Boeing shall [****] with Boeing.
5.1.2 Within [****] Boeing and Customer shall [****] or other course of action.
5.2 If Boeing and Customer are [****] on an alternate [****] or course of action within such time, the [****] to Boeing in Section 8 of this Letter Agreement shall apply.

6.	Proprietary Rights.
Boeing’s [****] for the [****] will not impose upon Boeing any [****] Customer may have in the [****].

AAL-PA-03735-LA-1600852 [****]	LA Page 3
BOEING PROPRIETARY

7.	Exhibits B and C to the AGTA.
[****] is deemed to be BFE for the purposes of Exhibit B to the AGTA, entitled “Customer Support Document”, and Exhibit C to the AGTA, entitled “Product Assurance Document”.

8.	Boeing [****].
8.1 If Customer [****] as provided in this Letter Agreement or if [****] (for any reason [****] under the purchase order terms) to [****] in accordance with the [****], then, in addition to [****], Boeing will
8.1.1 [****] and
8.1.1.1 if the [****] to Section 5.1 of the Exhibit A to the AGTA entitled “Buyer Furnished Equipment Provisions Document” (AGTA Exhibit A BFE Provisions Document), then the provisions of [****];
8.1.1.2 if the [****] pursuant to Section 5.2 of the AGTA Exhibit A BFE Provisions Document, then Boeing will [****];
8.1.2 [****]; and/or
8.1.3 [****] by the amount of Boeing’s [****], including but not limited to, (i) [****] by Boeing, (ii) any [****] in accordance with [****] as established by Boeing and agreed to by the [****]; and (iii) [****] and [****] from any applicable [****].
8.2 Boeing will use [****] described in Section 8.1.3. Notwithstanding the last clause of 8.1.3, Boeing has no [****].
8.3 If Boeing [****] set forth herein, then any [****] of the Aircraft, to the [****], will be the [****] of Boeing.

9.	[****].
Estimated [****]. An [****] by Boeing has been included in the Aircraft [****] to establish the [****] for each Aircraft. The [****] in Table 1(R1) will be adjusted at time of execution of Supplemental Agreement SA-5 to [****].

10.	[****].
[****] will at all times [****] with Customer [****] and Boeing will have [****] have, but will not be [****].

11.	Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

AAL-PA-03735-LA-1600852 [****]	LA Page 4
BOEING PROPRIETARY

Intentionally Left Blank

AAL-PA-03735-LA-1600852 [****]	LA Page 5
BOEING PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.
Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2016

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.

Its	Vice President & Treasurer

AAL-PA-03735-LA-1600852 [****]	LA Page 6
BOEING PROPRIETARY

Attachment A
[****]
The following [****] describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be [****]. Each such [****] is fully described in the [****] as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all [****] listed below.
[****] Number and Title
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]

AAL-PA-03735-LA-1600852 [****]	LA Page 7
BOEING PROPRIETARY

Attachment B
[****]
This Attachment B describes the functions that Boeing will perform as [****] to support (i) the [****] and (ii) the [****] on the Aircraft.

1.	[****].
Boeing will perform the following functions [****]. Boeing will have [****] which, in Boeing’s reasonable opinion, [****]. Boeing will be [****] for:

(i)	[****];

(ii)	[****];

(iii)	[****];

(iv)	[****];

(v)	[****];

(vi)	[****];

(vii)	[****]; and

(viii)	[****].

2.	[****].
Boeing’s [****] will include the functions of [****]. As [****], Boeing will perform the following functions:

(i)	as required, [****];

(ii)	[****] Boeing, Customer and [****]; and

(iii)	[****].

3.	[****].

(i)	Boeing will [****].

(ii)	The [****] and Boeing.

(iii)	The [****].

AAL-PA-03735-LA-1600852 [****]	LA Page 8
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1603773
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[****]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[****].
1.1 In consideration of Customer [****] on the 737 MAX aircraft, at the time of delivery of each Boeing Model 737-8 MAX aircraft [****] in which Customer [****] to Letter Agreement No. AAL-PA-03735-LA-110651 entitled “[****]”, if Customer [****] contained in MP [****] entitled [****] and more particularly identified in the table below, Boeing [****].

[****]
	Description	Workscope
1	[****]	- [****]
- [****]
- [****]
2	[****]	- [****]
3	[****]	- [****]
1.2 In order to [****] set forth in paragraph 1.1., above, Customer [****] on the applicable Aircraft.
1.3 The [****] will be [****] set forth in Supplement Exhibit AE1 to the Purchase Agreement.
1.4 Customer will be [****], in whole or in part, (i) [****], and/or (ii) [****].

AAL-PA-03735-LA-1603773 [****]	SA-5 LA Page 1 of 3
BOEING PROPRIETARY

2.	[****].
Additionally, if Customer [****], in the event the [****], Boeing will [****]. The [****] purchased by Customer until the [****] of the Aircraft at which [****].

3.	Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

4.	Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.

AAL-PA-03735-LA-1603773 [****]	SA-5 LA Page 2 of 3
BOEING PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2016

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President & Treasurer

AAL-PA-03735-LA-1603773 [****]	SA-5 LA Page 3 of 3
BOEING PROPRIETARY